EXHIBIT 10.14

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE, AND IS BEING OFFERED AND SOLD PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH LAWS. THIS SECURITY MAY NOT BE SOLD OR TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OR SUCH OTHER LAWS.

PROMISSORY NOTE
(Lender)

$200,000.00	Orlando, Florida
March 7, 2005

FOR VALUE RECEIVED, SEQUIAM CORPORATION, a California corporation (“Maker”), hereby promises to pay to the order of Eagle Funding, LLC (“Holder”), at such location as Holder shall designate by written notice to Maker, the principal sum of Two Hundred Thousand Dollars ($200,000), with interest from the date such principal amount was received by Maker until the date paid.

1.    Interest. The principal balance of this Note outstanding shall bear interest from the date such principal amount was received by Maker at eight percent (8%), to be paid every monthly beginning April 7, 2005 until the Note is paid in full. Such interest shall be calculated on the basis of a three hundred sixty (360) day year.

2.    Payment. The outstanding principal balance, together with any and all accrued unpaid interest and any other amounts due and owing under this Note, shall be due and payable on November 7, 2005 (the “Maturity Date”) All payments hereunder shall be due and payable in lawful money of the United States of America and without setoff, deduction or counterclaim of any kind whatsoever. Unless otherwise specifically provided herein, all payments hereon shall be applied first to interest and then to principal.

3.    Prepayment. Maker may at any time prepay this Note, in whole or in part, without fee, charge, premium or penalty. Holder shall apply payments to the outstanding principal, interest and other amounts due hereunder in any manner determined, in Holder's sole and absolute discretion.

4.    Disbursements. The loan proceeds ($200,000) were disbursed on September 7, 2004 (the “Execution Date”). This Note evidences a renewal of the original Note dated September 7, 2004.

IN WITNESS WHEREOF, each of Maker and Holder has executed and delivered this Note as of the date first written above.

SEQUIAM CORPORATION,
a California corporation

By:	/s/ Mark Mroczkowski
Mark Mroczkowski, Senior Vice President

Maker’s Address for Notice:
Sequiam Corporation
300 Sunport Lane
Orlando, Florida 32809
Tel: 407-541-0773
Attn: Chief Financial Officer

/s/ Derwin Brendle, Manager
Eagle Funding, LLC

Holder’s Address for Notice:
6148 Lee Hwy
Suite 210
Chattanooga, TN 37421
Tel: 423-510-9232

With a copy to:

Broad Street Ventures, LLC
735 Broad Street
Suite 218
Chattanooga, TN 37402